Lehman Brothers
Global Financial Services Conference
8 September 2008 ■ New York, NY

Forward-Looking Statements
This presentation contains statements that relate to the projected performance of
Zions Bancorporation and elements of or affecting such performance, including statements with respect to the beliefs, plans, objectives, goals, guidelines, expectations, anticipations and estimates of management. These statements constitute forward-looking information within the meaning of the Private Securities
Litigation Reform Act. Actual facts, determinations, results or achievements may differ materially from the statements provided in this presentation since such statements involve significant known and unknown risks and uncertainties. Factors that might cause such differences include, but are not limited to: competitive pressures among financial institutions; economic, market and business conditions, either nationally or locally in areas in which Zions Bancorporation conducts its operations, being less favorable than expected; changes in the interest rate environment reducing expected interest margins; changes in debt, equity and securities markets; adverse legislation or regulatory changes and other factors described in Zions Bancorporation’s Annual Report on Form 10-K for the year ended December 31, 2007. In addition, the statements contained in this presentation are based on facts and circumstances as understood by management of the company on the date of this presentation, which may change in the future.
Zions Bancorporation disclaims any obligation to update any statements or to publicly announce the result of any revisions to any of the forward-looking statements included herein to reflect future events, developments, determinations or understandings.

Today’s Agenda
Current Issues
Credit
Lockhart Funding
Investment Portfolio
Net Interest Margin
Capital & Dividends
Outlook Summary

Note: Peer group defined as bank holding companies with assets >= $10 billion.
Peer data source: SNL
NPAs as % of Total Assets
Strong Asset Quality
Relative to Peers

NCOs as % of Average Total Loans (Annualized)
Note: Peer group defined as bank holding companies with assets >= $10 billion.
Peer data source: SNL
Strong Asset Quality
Relative to Peers

Strong Asset Quality
Relative to Peers
*Peer group defined as Bank Holding Companies with Total Assets between $10 and $200 billion
(excluding State Street Corporation and Northern Trust Corporation)
Source: SNL
2nd Quarter NPA’s/Assets and NCO’s/Loans for Regional Peers*

Peers
1.5
Reserves / Net Charge Offs (Annualized)
Note: Peer group defined as bank holding companies with assets >= $10 billion.
Peer data source: SNL
Zions 2.0
Strong Asset Quality
Relative to Peers

2nd Quarter Reserves / Net Charge Offs (Annualized)
Source: SNL As Reported NIM for selected banks ($5-$20 Billion Market Cap or
Large Presence in the West)
Strong Asset Quality
Relative to Peers

C&I
47%
Consumer
18%
CRE
34%
Loan Portfolio Diversification
Loans by Purpose - 6/30/2008

Total Outstanding: $1.9 billion (6/30/08)
Residential Mortgage Loans

Total Outstanding: $0.2 billion (6/30/08)
Bankcard

Total Outstanding: $1.8 billion (6/30/08)
Average HECL FICO: 756
HECL Only

Commercial & Industrial Loans

Commercial Real Estate Loans

Residential Construction Components
Loans by Purpose - 6/30/2008

Land Acquisition & Dev. Components
Loans by Purpose by Geography - 6/30/2008

Average LTV: 55.7% (as of 6/30/2008)
Diversified CRE Portfolio
Loans by Product Type and Location - 06/30/08

Average LTV: 55.7% (as of 6/30/2008)
*LTVs for CRE loans with a commitment amount of $1MM or greater. Appraisals as of loan origination, or renewal (in a declining market), or upon adverse classification.
Actual CRE LTV Ratios*
Loans by Product Type and Location - 06/30/08

*60 of the 216 updated appraisals come from affiliates not shown on the table above (UT, CO, and TX).
**Jan-08 LTV’s based on initial appraisal or reappraisal prior to Jan. 2008
 Jun-08 LTV’s based on most recent reappraisal post Jan. 2008
Loan-to-Value Comparison
For Residential A&D & Lot Loans reappraised between Jan 08 to Jun 08

Strong underwriting and credit management
reduced losses almost by half
Note: Includes Top 20 substandard loans each quarter and all doubtful loans greater than $1 million.
Impact of Re-Margining
• In the 50 largest credits classified
 substandard or doubtful at any time during
 the past 9 months there have been
 – $117 million in charge-offs
 – $104 million in new equity through re-margining

Residential Land and
Development Loans
6/30/2008

Select California Loan Exposures:
6/30/2008

Credit Quality
Outlook
• Weakness in residential construction activity and
 land values in the Southwest expected to persist into
 2009
• No current evidence of material spread of credit
 problems to other geographies or loan categories
• Some further increase in NPAs likely
• Provisions and Net Losses likely to remain at similar
 levels to 2nd Quarter 2008
• Charge-offs in California likely to decline

Loan Growth
Outlook
• Loan pricing continues to strengthen
• Managing balance sheet growth in the
 context of current capital generation
 and funding capabilities

Today’s Agenda
Current Issues
Credit
Lockhart Funding
Investment Portfolio
Net Interest Margin
Capital & Dividends
Outlook Summary

As of 6/30/08
GAAP capital impact if remaining Net Lockhart exposure is brought on the balance sheet
(including impact of fair value marks): -12 bps
	10/31/07	Corporate Purch. & Paydowns	06/30/08
AAA MBIA insured (small business loans originated by Zions)	$1.2B	$-1.2B	$0.0B
AAA rated bank trust pref’d pools	$1.1B	$-0.6B	$0.5B
US gov’t & agencies	$0.3B	$-0.1B	$0.2B
Other insured	$0.2B	$-0.1B	$0.1B
Other structured	$0.3B	$-0.16B	$0.04B
Total	$3.1B	$-2.2B	$.86B
Lockhart Funding

Today’s Agenda
Current Issues
Credit
Lockhart Funding
Investment Portfolio
Net Interest Margin
Capital & Dividends
Outlook Summary

6/30/08
(in Billions)
(1) Net unrealized gains (losses) are pre-tax
(2) All fair value marks have been recognized through OCI
Held to Maturity Securities

6/30/08
(in Billions)
(1) Net unrealized gains (losses) are pre-tax
(2) All fair value marks have been recognized through OCI
Available for Sale Securities

Securities Transferred to Held To
Maturity
• $1.500 billion of predominantly A-rated (or higher) Bank &
 Insurance Trust Preferred CDO securities transferred from
 AFS to HTM on April 30, 2008
 – $1.227 billion fair value
 – $273 million unrealized pre-tax losses from marks in OCI accrete back into tangible equity over remaining life of securities
• No other future impacts on OCI, earnings, and capital
 unless a security were to become Other Than Temporarily
 Impaired (OTTI)

Today’s Agenda
Current Issues
Credit
Lockhart Funding
Investment Portfolio
Net Interest Margin
Capital & Dividends
Outlook Summary

A High Net Interest Margin
2Q 2008 NIM for Selected Banks
Source: SNL As Reported NIM for selected banks ($5-$20 Billion Market Cap or
Large Presence in the West)

Zions NIM vs. 30-Day LIBOR
A Stable Net Interest Margin
in a Volatile Environment
Source: SNL As Reported NIM (Top 50 Banks by Assets)
LIBOR is Quarter Average

NIM Outlook
• Positives
 – Loan pricing
• Pressures
 – Continued strong competition for deposits
 – Weak core deposit growth
 – Adverse shifting of funding mix
 – Increasing NPA’s
• Summary: Still some downward pressure

Today’s Agenda
Current Issues
Credit
Lockhart Funding
Investment Portfolio
Net Interest Margin
Capital & Dividends
Outlook Summary

Zions Bancorporation Actual / Pro
Forma Capital Ratios

Dividend Summary

Today’s Agenda
Current Issues
Credit
Lockhart Funding
Investment Portfolio
Net Interest Margin
Capital & Dividends
Outlook Summary

• Managing balance sheet growth in the context of current capital generation and funding capabilities
• Low cost deposit growth: Continues to be weak
• Security impairment charges may continue at 1H 2008 levels
• Credit costs: Similar to 2Q through year end, perhaps slight increase
• Net Interest Margin: Modest downward pressure
• Capital and Dividend:
 – Continue to look for opportunities to raise $200-300 million of core capital
 • Mitigate growth constraints and strengthen capital ratios
 • Reasonable terms and conditions
 • We’re sensitive to dilution
 – No plans to cut dividend
Outlook Summary

Lehman Brothers
Global Financial Services Conference
8 September 2008